PROJECT PROFILE
Ventana Residences San Francisco, CA

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $121.9 million new construction of the Ventana Residences, a Class A development featuring 193 mixed-income apartment units, of which 145 are market rate and 48 are workforce. The development also features a childcare facility. Ventana Residences is located in the Mission Terrace neighborhood of San Francisco.

HIT ROLE	As part of its recently announced $1 billion Bay Area Investment Initiative, the HIT is extending $52.0 million of an $80.0 million direct construction loan for Ventana Residences. In this Initiative, the HIT is prepared to invest $500 million in multifamily housing projects in the Bay Area over the next five years and expects to leverage an additional $500 million from other sources.

PARTNERS	Developer: Presidio Bay Ventures
Co-Lenders: TDA Inc.

SOCIAL IMPACT	Ventana Residences is located in a Qualified Opportunity Zone. The site qualified for HomeSF, a bonus program that permits greater density in exchange for a higher percentage of Below Market-Rate (BMR) units. The BMR units will be rented to households earning between 55% and 110% of Area Median Income, making them affordable to essential workers in San Francisco and qualifying as workforce housing. The majority of housing in the area was built before 1940 and new construction has been very limited in the last decade, heightening the need for additional housing units.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $52.0 Million	Total Development Cost $121.9 Million	193 New Units of Housing (25% affordable)	805,240 Hours of Union Construction Work Generated	$39.0 Million Tax revenue generated	$234.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Ventana Residences – San Francisco, CA

“The Bay Area faces an affordable housing crisis. The HIT’s mission of building affordable housing using union labor means addressing this social need while creating quality jobs, ensuring working families can afford to live in our community.”

— Rudy Gonzalez, Executive Director

      San Francisco Labor Council

ABOUT THEHIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2020

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com